Exhibit 10.44

LOCK-UP AGREEMENT

, 2022

Ladenburg Thalmann & Co. Inc.,

acting as representative to the several underwriters:

Re:	Underwriting Agreement, dated 2022, by and between NeuroBo Pharmaceuticals, Inc. (the “Company”) and Ladenburg Thalmann & Co. Inc., (the “Representative”), acting as representative to the several underwriters (the “Underwriting Agreement”)

Ladies and Gentlemen:

The undersigned irrevocably agrees with the Company that, from the date hereof until the later of (i) ninety (90) days following the Closing Date (as defined in the Underwriting Agreement) and (ii) thirty (30) days following the date Shareholder Approval (as defined in the Underwriting Agreement) is received and effective (such period, the “Restriction Period” and the underwriters collectively, the “Underwriters”)), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate (as defined in the Underwriting Agreement) of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of common stock of the Company or securities convertible, exchangeable or exercisable into, shares of common stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this letter agreement, which, for avoidance of doubt, shall not apply to any transfers permitted hereunder. The Representative may consent to an early release from the Restriction Period if, in its sole and absolute discretion, the market for the Securities would not be adversely impacted by sales and in cases of financial emergency.

Notwithstanding the foregoing, the restrictions contained in this letter agreement shall not apply to (i) transfers as a bona fide gift or gifts of common stock or other Securities, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) transfers of common stock or other Securities to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) transfers of common stock or other Securities effected pursuant to any exchange of “underwater” options with the Company provided any securities issued in exchange of “underwater” options remain subject to the restrictions set forth herein, (iv) transfers of common stock or other Securities by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or member of the immediate family of the undersigned, provided that any recipient of such transfer agrees to be bound in writing by the restrictions set forth herein, (v) transfers of common stock or other Securities by operation of law, including pursuant to a qualified domestic relations order or in connection with a divorce settlement, provided that (A) any recipient of such a transfer agrees to be bound in writing by the restrictions set forth herein and (B) any public disclosure or filing under the Exchange Act or otherwise that is required to be made during the Restriction Period as a result of such transfer shall include a statement that such transfer has occurred by operation of law, (vi) transfers or dispositions of shares of common stock or other Securities in connection with the exercise or conversion of any Securities (including, without limitation, stock options and warrants), including the sale of a portion of common stock to be issued in connection with such exercise to finance a “cashless” exercise, provided that any shares of common stock issued upon the exercise of such Securities shall continue to be subject to this letter agreement, (vii) sales of common stock or other Securities to the Company pursuant to agreements under which the Company, (A) upon termination of employment, has the option to repurchase such shares of common stock or any Securities, (B) is required to repurchase shares of common stock or any Securities or (C) has a right of first refusal with respect to transfers of such shares of common stock or any Securities upon termination of service of the undersigned, (viii) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of common stock, provided that (A) such plan does not provide for the transfer of common stock during the Restriction Period and (B) no public announcement or filing under the Exchange Act or otherwise is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan during the Restriction Period, (ix) the transfer or disposition of shares of common stock or any Securities pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of shares of common stock involving a Change of Control (as defined below) of the Company (including without limitation, the entering into of any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of shares of Common Stock or other securities in connection with such transaction) or (x) the transfer or disposition of shares of common stock or other Securities, if the undersigned is a corporation, partnership or other entity, (A) to another corporation, partnership, or other entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities that control or manages, or is under common control or management with, the undersigned, (B) as a distribution or dividend to equity holders, current or former general or limited partners, members, stockholders, managers or other equity holder (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution or (D) transfers or dispositions not involving a change in beneficial ownership, provided that, in each case, prior to, and as a condition to such transfer, any recipient of such transfer agrees to be bound in writing by the restrictions set forth herein and provides written notice thereof to the Company and the Representative.

2

For purposes of this letter agreement, “Change of Control” means the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction approved by the Board of Directors of the Company, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company or its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 100% of the voting power of the voting stock of the Company, and “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to each Underwriter to perform under the Underwriting Agreement and that each Underwriter (which shall be a third party beneficiary of this letter agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Underwriting Agreement.

The obligations of the undersigned under the terms and conditions of this letter agreement are several and not joint with the obligations of any other holder of any Securities (each, an “Other Holder”), and the undersigned shall not be responsible in any way for the performance of the obligations of any Other Holder under any such other agreement. Nothing contained in this letter agreement, and no action taken by the undersigned pursuant hereto, shall be deemed to constitute the undersigned and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the undersigned and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement and the Company acknowledges that the undersigned and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement or any other agreement. The Company and the undersigned confirm that the undersigned has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The undersigned shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this letter agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, the Representative and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this letter agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Underwriting Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this letter agreement does not intend to create any relationship between the undersigned and each Underwriter and that no issuance or sale of the Securities is created or intended by virtue of this letter agreement.

3

This letter agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Underwriters. This letter agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any of other Person.

*** SIGNATURE PAGE FOLLOWS***

4

This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

NEUROBO PHARMACEUTICALS, INC.

By:
Name:
Title:

SIGNATURE PAGE TO

THE LOCK-UP AGREEMENT